UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2023

Incannex Healthcare Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41106	93-2403210
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 105, 8 Century Circuit Norwest, NSW 2153 Australia	Not applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: +61 425 703 805

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	IXHL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Completion of Redomiciliation

On November 28, 2023 (“Effective Date”), the redomiciliation (“Redomiciliation”) of Incannex Healthcare Limited, an Australian corporation (“Incannex Australia”), was implemented under Australian law in accordance with the Scheme Implementation Deed, as amended and restated on September 13, 2023, between Incannex Australia and Incannex Healthcare Inc., a Delaware corporation (“Incannex Delaware”). As a result of the Redomiciliation, Incannex Australia became a wholly-owned subsidiary of Incannex Delaware, which is the new ultimate parent company. The terms “we,” “our,” “us” refer to Incannex Australia prior to the Effective Date and Incannex Delaware after the Effective Date.

The Redomiciliation was effected pursuant to a statutory Scheme of Arrangement under Australian law (the “Scheme”). Upon completion of the Redomiciliation, our primary listing changed from the Australian Securities Exchange (“ASX”) to the Nasdaq Global Market (“Nasdaq”).

In connection with the Scheme:

●	holders of ordinary shares of Incannex Australia received one share of common stock in Incannex Delaware for every 100 ordinary shares of Incannex Australia held on the Scheme record date;

●	holders of options of Incannex Australia received one option in Incannex Delaware for every 100 options in Incannex Australia held on the Scheme record date; and

●	holders of American Depositary Shares (“ADSs”), with each ADS representing 25 ordinary shares of Incannex Australia, received one share of common stock of Incannex Delaware for every 4 ADSs held on the Scheme record date.

The shares of common stock and options issued by Incannex Delaware upon implementation of the Scheme were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) thereof.

Prior to the Redomiciliation, Incannex Australia’s ordinary shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and ADSs representing its ordinary shares were listed on the Nasdaq Global Market (“Nasdaq”).  Incannex Australia’s ADSs were suspended from trading on Nasdaq prior to the start of trading on the Effective Date and, following the Effective Date, will no longer trade on Nasdaq.

Pursuant to Rule 12g-3(a) under the Exchange Act, as of the Effective Date:

●	Incannex Delaware is the successor issuer to Incannex Australia;

●	Incannex Delaware’s shares of common stock are deemed to be registered under Section 12(b) of the Exchange Act; and

●	Incannex Delaware is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. Incannex Delaware hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Incannex Delaware’s shares of common stock are expected to commence trading on Nasdaq at the start of trading on November 30, 2023, or as soon as possible thereafter, under the symbol “IXHL”, the same symbol under which Incannex Australia’s ADSs were traded on Nasdaq prior to the Effective Date. The CUSIP for Incannex Delaware’s shares common stock is 45333F109.

Nasdaq has filed a Form 25 with the SEC to remove Incannex Australia’s ADS listing on Nasdaq. Incannex Australia has filed a Form 15 with the Securities and Exchange Commission (“SEC”) to terminate the registration under the Exchange Act of Incannex Australia’s ordinary shares and to suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference to this Item 1.01

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference to this Item 3.01

Item 3.02 Unregistered Sales of Equity Securities.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference to this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information included under the Explanatory Note, Item 5.03 and Item 8.01 of this Current Report on Form 8-K is incorporated by reference to this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information included under the Explanatory Note and Item 8.01 of this Current Report on Form 8-K is incorporated by reference to this Item 5.01

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executive Officers

Below is a list of the names, ages, positions and a brief summary of business experience of the individuals who serve as Incannex Delaware’s directors and executive officers as of November 28, 2023.

Name	Age	Position
Joel Latham	34	President and Chief Executive Officer, Director (principal executive officer)
Troy Valentine	50	Chairman
Peter Widdows	57	Director
George Anastassov	60	Director
Robert Clark	63	Director
Madhukar Bhalla	65	Secretary and Chief Financial Officer (principal financial officer)
Joseph Swan	32	Treasurer and Controller (principal accounting officer)
Lekhram Changoer	57	Chief Technology Officer

Biographical information with respect to the directors and officers above can be found under Item 6A of the Annual Report on Form 20-F filed by Incannex Australia with the SEC on October 31, 2023, which information is incorporated by reference to this Item 5.02.

Classified Board of Directors

Incannex Delaware’s Certificate of Incorporation provides that the Board is divided into three classes with staggered three-year terms. Only one class of directors is elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective terms.

The classes of the Board are designated as follows:

●	Peter Widdows is a Class I director, and his initial term will expire at the annual meeting of stockholders to be held in 2024;

●	George Anastassov and Robert Clark are Class II directors, and their initial terms will expire at the annual meeting of stockholders to be held in 2025; and

●	Joel Latham and Troy Valentine are Class III directors, and their terms will expire at the annual meeting of stockholders to be held in 2026.

Board Committees

The Board currently has, and appoints the members of, a standing Audit Committee and Compensation Committee. Each of those committees has a written charter approved by the Board. The current charter for each standing Board committee will be posted under the section “Corporate Governance” of the Incannex Delaware’s website, www.incannex.com.

Members of the committees are as follows:

Audit Committee: Peter Widdows (Chair), Robert Clark and Troy Valentine

Compensation Committee: Peter Widdows (Chair), Robert Clark and Troy Valentine

Stock Incentive Plan

Incannex Delaware has adopted an incentive plan, the Incannex Healthcare Inc. 2023 Equity Incentive Plan, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Incannex Delaware assumed Incannex Australia’s obligations with respect to the settlement of incentive options that were previously issued by Incannex Australia.

Indemnification Agreements

Incannex Delaware has entered into indemnification agreements with each of the directors and executive officers of Incannex Delaware. These agreements provide for the indemnification by Incannex Delaware of these persons against certain liabilities that may arise by reason of their status or service as a director or officer or in such other capacity and to advance expenses incurred as a result of certain proceedings, to the fullest extent provided by law.

The foregoing description of the indemnification agreements is qualified in its entirety by reference to the text of such agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference to this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Redomiciliation, the rights of our shareholders are no longer governed by Incannex Australia’s organizational documents and instead are now governed by Incannex Delaware’s Amended and Restated Certificate of Incorporation and its amended and restated bylaws (the “Bylaws”), which are attached hereto as Exhibits 3.1 and 3.2 and incorporated herein by reference.

A summary of the material terms of the Amended and Restated Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Incannex Delaware has adopted a Code of Conduct (the “Code”), which applies to all directors, officers and employees of Incannex Delaware and its subsidiaries.

The foregoing description of the Code is qualified in its entirety by reference to the text of the Code, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated by reference to this Item 5.05. The Code will be made available on Incannex Delaware’s website at www.incannex.com.

Item 8.01 Other Events.

Press Release

On November 28, 2023 (U.S. time), Incannex Delaware issued a press release announcing the completion of the Redomiciliation and related information. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference to this Item 8.01.

Successor Issuer

Pursuant to Rule 12g-3(a) under the Exchange Act, Incannex Delaware is the successor issuer to Incannex Australia. As a result, Incannex Delaware’s shares of common stock are deemed to be registered under Section 12(b) of the Exchange Act and Incannex Delaware is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. Incannex Delaware hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Transfer Agent and Registrar

The transfer agent and registrar for Incannex Delaware’s shares of common stock is Computershare Trust Company, N.A. The transfer agent and registrar’s address is 150 Royall Street, Canton, Massachusetts 02021.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Deed of Amendment and Restatement to Scheme Implementation Deed, dated September 13, 2023, between Incannex Healthcare Limited and Incannex Healthcare Inc.
3.1	Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on July 31, 2023
3.2	Amended and Restated Bylaws, dated November 20, 2023
10.1	Form of Indemnification Agreement
10.2	Incannex Healthcare Inc. 2023 Equity Incentive Plan
14.1	Code of Conduct
99.1	Description of Capital Stock
99.2	Press release, dated November 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Incannex Healthcare Inc.

Date: November 29, 2023		/s/ Joel Latham
	Name:	Joel Latham
	Title:	Chief Executive Officer and President